File Number 5815-943-3                                              Exhibit 3.13
            ----------


                               STATE OF ILLINOIS
                                   OFFICE OF
                             THE SECRETARY OF STATE

WHEREAS, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF BALLY FRANCHISING CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.


Now Therefore, I , George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.


IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the Great

             Seal of the State of Illinois, at the City of Springfield, this

   [SEAL]    14TH day of JUNE A.D. 1995 and of the Independence of the United
             ----        ----        --
             States the two hundred and 19TH.
                                        ----

                                        /s/ George H. Ryan
                                            Secretary of State

Form BCA-10.30                          |     ARTICLES OF AMENDMENT      |
(Rev. Jan. 1995)                        |                                |       File #5815-943-3
---------------------------------------------------------------------------------------------------------
George H. Ryan                          |                                |       SUBMIT IN DUPLICATE
Secretary of State                      |                                |
Department of Business Services         |            FILED               |       This space for use by
Springfield, IL 62756                   |         JUN 14 1995            |       Secretary of State
Telephone (217) 782-1832                |                                |       Date  6-14-95
--------------------------------------- |                                |
Remit payment in check or money         |                                |       Franchise Tax     $
order, payable to "Secretary of State." |                                |       Filing Fee*       $25.00
                                        |        GEORGE H. RYAN          |       Penalty           $
*The filing fee for articles of         |      SECRETARY OF STATE        |
amendment - $25.00                      |                                |       Approved:
---------------------------------------------------------------------------------------------------------

1.       CORPORATE NAME:    Bally Franchising Corporation
                        ---------------------------------------------------------------------------------
                                                                                                 (Note 1)

2.       MANNER OF ADOPTION OF AMENDMENT:

                  The following amendment of the Articles of Incorporation was adopted on   June 13
                                                                                          ---------------
                  1995 in the manner indicated below. ("X" one box only)
                    --

         [x]      By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;
                                                                                                 (Note 2)

         [ ]      By a majority of the board of directors, in accordance with Section 10.10, the corpora-
                  tion having issued no shares as of the time of adoption of this amendment;
                                                                                                 (Note 2)

         [ ]      By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
                                                                                                 (Note 3)

         [ ]      By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment.
                                                                                                 (Note 4)

         [ ]      By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                                                 (Notes 4&5)

         [ ]      By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                                                 (Note 5)

3.       TEXT OF AMENDMENT:

         a.       When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

                  Article I: The name of the corporation is:

                                       Bally Franchising Holdings, Inc.
--------------------------------------------------------------------------------------------------------------
                                                  (NEW NAME)

                                                                   EXPEDITED
                                                                  JUN 14 1995
                                                              SECRETARY OF STATE

                 All changes other than name, include on page 2
                                     (over)

4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert "No change")

         No Change

5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change")

         No Change

         (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

         No Change

                                            Before Amendment     After Amendment

                     Paid-in Capital        $                    $
                                            ----------------     ---------------

   (COMPLETE EITHER ITEM 6 OR 7 BELOW. ALL SIGNATURES MUST BE IN BLACK INK.)

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

         Dated                      , 19
               ---------------------    ---  -----------------------------------
                                                 (Exact Name of Corporation
                                                    at date of execution)


         attested by                         by
                     ----------------------     --------------------------------


                     ----------------------  -----------------------------------
                         (Signature of           (Signature of President or
                     Secretary or Assistant            Vice President)
                           Secretary)

                     ----------------------  -----------------------------------
                      (Type or Print Name      (Type or Print Name and Title)
                           and Title)

7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

                                       OR

         If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

         The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

         Date June 13, 1995

         /s/ Diane M. Kubel
         ----------------------------------   ----------------------------------

         Diane M. Kubel/Incorporator
         ----------------------------------   ----------------------------------


         ----------------------------------   ----------------------------------


         ----------------------------------   ----------------------------------

File Number   5815-943-3
            -------------


                               STATE OF ILLINOIS
                                   OFFICE OF
                             THE SECRETARY OF STATE


WHEREAS, ARTICLES OF INCORPORATION OF BALLY FRANCHISING CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.


Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the
                                       Great Seal of the State of Illinois,
                                       at the City of Springfield, this 19th
          [SEAL] day of January A.D. 1995 and of the Independence of the United States the two hundred and 19th.


                                       /s/ George M. Ryan

                                       Secretary of State

                                     |                                                       |
Form BCA-2.10                        |               ARTICLES OF INCORPORATION               |
=====================================|=======================================================|======================================
  (Rev. Jan. 1995)                   |       This space for use by Secretary of State        |
George H. Ryan                       |                                                       |      SUBMIT IN DUPLICATE!
Secretary of State                   |                                                       |--------------------------------------
Department of Business Services      |                                                       |     THIS SPACE FOR USE BY
Springfield, IL 62756                |                                                       |      SECRETARY OF STATE
-------------------------------------|                        FILED                          |
Payment must be made by certi-       |                      JUN 19 1995                      |  Date            1-19-95
fied check, cashier's check,         |                                                       |
Illinois attorney's check,           |                                                       |  Franchise Tax   $ 150.00
Illinois C.P.A's check or money      |                    GEORGE H. RYAN                     |  Filing fee      $  75.00
order, payable to "Secretary of      |                  SECRETARY OF STATE                   |                  --------
State."                              |                                                       |  Approved:       $ 225.00
====================================================================================================================================


1.  CORPORATE NAME:         Bally Franchising Corporation
                     ------------------------------------------------------

    -----------------------------------------------------------------------
    (The corporate name must contain the word "corporation", "company", "incorporated", "limited" or an abbreviation thereof.)

================================================================================

2.  Initial Registered Agent: CT Corporation System
                              --------------------------------------------------
                              First Name       Middle Initial        Last Name

    Initial Registered Office:  208 S. LaSalle Street
                               -------------------------------------------------
                               Number       Street                  Suite #

                                Chicago,  IL        60604             Cook
                               -------------------------------------------------
                               City                 Zip Code          County

================================================================================

3.  Purpose or purposes for which the corporation is organized:
    (If not sufficient space to cover this point, add one or more sheets of this size.)

    General business purpose for which corporations may be organized under the Business Corporation Act of 1983, as amended including the development of a franchising program, but not limited to the sale and management of franchises in the Healthclub and Fitness Industry.

================================================================================

4.  Paragraph 1: Authorized Shares, Issued Shares and Consideration
    Received:


                            Par Value           Number of Shares             Number of Shares                 Consideration to be
         Class              per Share              Authorized             Proposed to be Issued                Received Therefor

         ---------------------------------------------------------------------------------------------------------------------------
         Common              $ 1.00                   1000                         1000                              $ 100,000.00
         ---------------------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------------------------
                                                                                                               TOTALS $ 100,000.00

         Paragraph 2: The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are:
         (If not sufficient space to cover this point, add one or more sheets of this size.)

         There shall be no cumulative voting rights with respect to any shares of the Corporation's stock.


                                     (over)

5. OPTIONAL:  (a) Number of directors constituting the initial board of directors of the corporation:                     .
                                                                                                       -------------------
              (b) Names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualify:

                  Name                                Residential Address                          City, State, ZIP
              -------------------------------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------------------------------------
===========================================================================================================================

6. OPTIONAL:  (a) It is estimated that the value of all property to be owned by the corporation
                  for the following year wherever located will be:                                 $
                                                                                                    -----------------------
              (b) It is estimated that the value of the property to be located within the State
                  of Illinois during the following year will be:                                   $
                                                                                                    -----------------------
              (c) It is estimated that the gross amount of business that will be transacted by
                  the corporation during the following year will be:                               $
                                                                                                    -----------------------
              (d) It is estimated that the gross amount of business that will be transacted from places of business in the State of Illinois during the following year
                  will be:                                                                         $
                                                                                                    -----------------------
===========================================================================================================================
7. OPTIONAL:  OTHER PROVISIONS Article 7 attached hereto and made a part hereof.
              Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation,
              e.g., authorizing preemptive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing a duration other than perpetual, etc.
===========================================================================================================================

8.                                           NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

         The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated    January 12           1995.
       ---------------------,   --

                         SIGNATURE AND NAME                                                ADDRESS

         1. /s/ Diane M. Kubel                                       1. Keck, Mahin & Cate 77 W. Wacker Dr.
           --------------------------------------------------           ---------------------------------------------------
            Signature                                                   Street

           Diane M. Kubel                                               Chicago,               Illinois             60601
           --------------------------------------------------           ---------------------------------------------------
           (Type or Print Name)                                         City/Town              State               Zip Code

         2.                                                          2.
           --------------------------------------------------           ---------------------------------------------------
           Signature                                                    Street


           --------------------------------------------------           ---------------------------------------------------
           (Type or Print Name)                                         City/Town               State              Zip Code

         3.                                                          3.
           --------------------------------------------------           ---------------------------------------------------
           Signature                                                    Street


           --------------------------------------------------           ---------------------------------------------------
           (Type or Print Name)                                         City/Town               State              Zip Code

(Signatures must be in BLACK INK on original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)
NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its president or vice president and verified by him, and attested by its secretary or assistant secretary.
===========================================================================================================================
                                                       FEE SCHEDULE

         -  The initial franchise tax is assessed at the rate of 15/100 of 1 percent ($1.50 per $1,000) on the paid-in capital represented in this state, with a minimum of $25.
         -  The filing fee is $75.
         -  The MINIMUM TOTAL DUE (franchise tax + filing fee) is $100.
            (Applies when the Consideration to be Received as set forth in Item 4 does not exceed $16,667)
         -  The Department of Business Services in Springfield will provide assistance in calculating the total fees if necessary.
            Illinois Secretary of State               Springfield, IL 62756
            Department of Business Services           Telephone (217) 782-9522 or 782-9523

C-162.18

     7. A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 8.65 of the Business Corporation Act of 1983, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit.